UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-22933

GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND

(Exact name of registrant as specified in charter)

Griffin Capital Plaza, 1520 Grand Avenue

El Segundo, CA 90245

(Address of principal executive offices) (Zip code)

310.469.6100

(Registrant’s telephone number, including area code)

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

(Name and address of agent for service)

Copy to:

Terrence O. Davis

Baker, Donelson, Bearman, Caldwell & Berkowitz, PC

920 Massachusetts Avenue, NW

Suite 900

Washington, DC 20001

Date of fiscal year end:     September 30

Date of reporting period: June 30, 2014

Item 1. Schedule of Investments.

GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND
STATEMENT OF INVESTMENTS
June 30, 2014 (Unaudited)
			Value
Description	Shares		(Note 2)
PRIVATE INVESTMENT FUNDS (22.16%)

Real Estate Investment Trusts (22.16%)
Sentinel Real Estate Fund, LP		76	$5,580,107

TOTAL PRIVATE INVESTMENT FUNDS
(Cost $5,500,000)			5,580,107

TOTAL INVESTMENTS (22.16%)
(Cost $5,500,000)			$5,580,107

Other Assets In Excess Of Liabilities (77.84%)			19,599,365
NET ASSETS (100.00%)			$25,179,472

Common Abbreviations:
LP - Limited Partnerships

See Notes to Quarterly Statement of Investments.

Griffin Institutional Access Real Estate Fund

Notes to the Quarterly Schedule of Investments

June 30, 2014

Note 1 — Organization

The Griffin Institutional Access Real Estate Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund engages in a continuous offering of shares and operates as an interval fund that will offer to make quarterly repurchases of shares at net asset value. The Fund’s Investment Adviser is Griffin Capital Advisor, LLC (the “Adviser”). The investment objective of the Fund is to generate a return comprised of both current income and capital appreciation with moderate volatility and low correlation to the broader markets. The Fund pursues its investment objective by strategically investing across private institutional real estate investment funds as well as a diversified set of public real estate securities.

The Fund was organized as a statutory trust on November 5, 2013 and under the laws of the State of Delaware. The Fund had no operations from that date to May 21, 2014, other than those relating to organizational matters and the registration of its shares under applicable securities laws. The Adviser purchased 4,000 initial shares at $25.00 per share on May 21, 2014 and the Fund commenced operations on June 30, 2014. The Fund is authorized to issue an unlimited number of shares.

The Fund shares are offered subject to a maximum sales charge of 5.75% of the offering price. For shares held less than 365 days, the Fund will deduct a 2.00% redemption fee on the redemption amount if the shares are sold pursuant to the Fund’s quarterly repurchase program.

Note 2 — Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions related to the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ from those estimates.

Valuation of Investments — Investments in securities that are listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ) are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on a day the Fund will calculate its net asset value as of the close of business on the last business day of each calendar month, each date that a unit is offered, as of the date of any distribution and at such other times as the Board of Trustees (the “Board”) shall determine (each a “Determination Date” or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the Determination Date, at the closing bid price for securities held long, or the closing ask price for securities held short, or if a closing bid or ask price, as applicable, is not available, at either the exchange or system-defined closing price on the exchange or system in which such securities are principally traded. For securities traded on NASDAQ, the NASDAQ official closing price (which is the last trade price at or before 4:00:02 p.m. EST adjusted up to NASDAQ’s best offer price if the last trade price is below such bid and down to NASDAQ’s best offer price if the last trade is above such offer price) will be used. Fixed income securities with a remaining maturity of 60 days or more for which accurate market quotations are readily available will normally be valued according to dealer supplied bid quotations or bid quotations from a recognized pricing service. The independent pricing agents may employ methodologies that utilize actual market transactions (if the security is actively traded), broker-dealer supplied valuations, or matrix pricing. Matrix pricing determines a security’s value by taking into account such factors as security prices, yields, maturities, call features, ratings and developments relating to comparable securities. Debt obligations with remaining maturities of sixty days or less when originally acquired will be valued at their amortized cost, which approximates fair market value. For investments in Private Real Estate Investment Trusts (“Private REITs”), the underlying Private REITs measure their investment assets at fair value, and report a NAV per share on a calendar quarter basis. In accordance with Accounting Standards Codification (“ASC”) 820, the Fund has elected to apply the practical expedient and to value its investments in Private REITs at their respective NAVs at each quarter. For non-calendar quarter days, the Fair Value Pricing Committee (the “Committee”) estimates the fair value of each Private REIT by adjusting the most recent NAV for each REIT by the change in a proprietary benchmark that the Committee has deemed to be representative of the Private REIT market. As of June 30, 2014, the Fund’s investment in a Private REIT was valued at the respective NAV of the Private REIT. For investments in other private investment funds, the Fund will use the valuation as provided by the private investment fund or its administrator. If the Adviser is aware of information indicating that a value reported to the Fund by a private investment fund or its administrator does not accurately reflect a fair value of the Fund’s interest in that private investment fund, then the Fund will use the quarterly valuation as provided to the administrator. In the event that a price is not provided by the private investment fund or the private investment fund’s administrator, then the Committee will follow the Fair Value Procedures. Specific procedures for obtaining these valuations are as follows:

(i)

Initial Obligations of the Adviser — Before investing in any private investment fund, the Adviser will conduct a due diligence review of the valuation methodology utilized by the private investment fund. As a general matter, the Adviser shall seek to confirm that the private investment fund is valued based on market values when available, and otherwise based on principles of fair value that the Adviser reasonably believes to be consistent with the Fund’s Fair Value Procedures. In the event a private investment fund has authority to invest its assets in a special investment account or “side pocket,” the Adviser, on behalf of the Fund, shall seek to “opt out” of participation in the special investment account or “side pocket” (to the extent the private investment fund affords an opportunity to “opt out”). In the event that an investment manager allocates private investment fund assets to a special investment account or “side pocket,” the private investment fund will be required to: (i) provide net asset value determinations that are reflective of the most recently computed fair value of the special investment account or “side pocket” by the portfolio manager; and (ii) compute the fair value of the special investment account or “side pocket” on an annual basis. Prior to or upon purchasing a security or other investment, the Adviser shall determine whether a fair value determination will be required to value such instrument, considering the information provided by the private investment fund and diligence obligations identified in the Fund’s Pricing and Valuation Procedures.

(ii)

Ongoing Obligations — The Adviser shall seek to obtain from the private investment fund estimated net asset value determinations on a quarterly basis, generally within four weeks following the end of the month. On a regular basis, the Adviser will assess the accuracy of valuations provided to it by underlying fund through one or more of the following (i) analysis of its proprietary peer group model, (ii) discussions with the investment manager of the private investment fund or (iii) analysis of audited financial statements of the private investment fund (when available). The Adviser will consider all other information in its possession relevant to the valuation of the Fund’s interest in a private investment fund. If, in the Adviser’s judgment, the private investment fund has not provided timely or materially accurate quarterly valuations, then the Adviser may, among other things, seek (i) documentation from the investment manager of the private investment fund specifying the rationale for the valuation in question, (ii) an adjustment to the fair value reported by the private investment fund or (iii) to liquidate the Fund’s investment in the private investment fund. Periodically, the Adviser shall reevaluate the valuation policies of each private investment fund.

Securities and assets for which market quotations are not readily available or which cannot be accurately valued within the Fund’s established pricing procedures must be valued at fair value as determined in good faith by the Board. Pursuant to the Fair Value Procedures, the Fund’s Board has designated the Committee to make all necessary determinations of fair value of the portfolio securities for which market quotations are not readily available. Generally, “fair value” of a portfolio security will be the amount that the owner of the security or asset might reasonably expect to receive upon its current sale. There is no single standard for determining fair value. Rather, in determining the fair value of a security or other investment, the Committee shall take into account the relevant factors and surrounding circumstances, which may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, dealer quotations, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality; and (5) the recommendation of the Adviser with respect to valuation.

Fair Value Measurements — In accordance with the authoritative guidance on fair value measurements under GAAP, the Fund discloses fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of the fair value hierarchy as follows:

Level 1	—	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;
Level 2	—	Observable inputs other than quoted prices included in Level 1 that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3	—

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3, whose fair value measurement considers several inputs, may include Level 1 or Level 2 inputs as components of the overall fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The Fund recognizes transfers between levels as of the end of the period in which the transfer occurred.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities:

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Private Investment Funds	$–	$5,580,107	$–	$5,580,107
Total	$–	$5,580,107	$–	$5,580,107

For the period ended June 30, 2014, there have been no significant changes to the Fund’s fair value methodologies. During the period ended June 30, 2014, there were no transfers into or out of Levels 1 and 2.

Security Transactions — Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

Federal Income Taxes — The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and, if so qualified, will not be liable for federal income taxes to the extent earnings are distributed to shareholders on a timely basis. However, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Note 3 — Tax Basis Information

As of June 30, 2014, the aggregate cost of investments, gross unrealized appreciation/ (depreciation) and net unrealized appreciation/(depreciation) for Federal tax purposes was as follows:

	COST OF INVESTMENTS	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED (DEPRECIATION)	NET UNREALIZED APPRECIATION
Griffin Institutional Access Real Estate Fund	$5,500,000	$80,107	$(-)	$80,107

Item 2. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date.

(b)

There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for the registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Ex99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND

By:	/s/ Kevin Shields
Kevin Shields
President (Principal Executive Officer)

Date:	August 29, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kevin Shields
Kevin Shields
President (Principal Executive Officer)

Date:	August 29, 2014

By:	/s/ Joseph Miller
Joseph Miller
Treasurer (Principal Financial Officer)

Date:	August 29, 2014